CHARGING AHEAD

RESPONSIBLY. RELIABLY. RELENTLESSLY.

FCX Conference Call
3rd Quarter 2021 Results

October 21, 2021

fcx.com

FCX LISTED NYSE

A member of ICMM International Council on Mining & Metals

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Cautionary Statement
Regarding Forward-Looking Statements

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This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to ore grades and milling rates; business outlook; production and sales volumes; unit net cash costs; cash flows; capital expenditures; liquidity; operating costs; operating plans; FCX's financial policy; PT-FI's ramp-up of underground mining activities and future cash flows through 2022; PT-FI's development, financing, construction and completion of new domestic smelting capacity in Indonesia in accordance with the terms of the special mining license (IUPK); expectations regarding negotiations with hourly employees at Cerro Verde including completion of new CLAs; FCX's commitments to deliver responsibly produced copper, including plans to implement and validate all of its operating sites under specific frameworks; execution of FCX's energy and climate strategies and the underlying assumptions and estimated impacts on FCX's business related thereto; achievement of climate commitments by 2030 and 2050 net zero aspirations; improvements in operating procedures and technology; exploration efforts and results; development and production activities, rates and costs; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineralization and reserve estimates; execution of the settlement agreements associated with the Louisiana coastal erosion cases and talc-related litigation; descriptions of our objectives, strategies, plans, goals or targets; and future returns to shareholders, including dividend payments and share repurchases. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "could," "to be," "potential," "assumptions," "guidance," "future" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of future dividends or the execution of any share repurchases is at the discretion of the Board of Directors (Board) and will depend on FCX's financial results, cash requirements, future prospects, global economic conditions, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, changes in the credit ratings of FCX; changes in FCX's cash requirements, financial position, financing plans or investment plans; changes in general market, economic, tax, regulatory or industry conditions; the duration and scope of and uncertainties associated with the COVID-19 pandemic (including new and emerging strains and variants of COVID-19), and the impact thereof on commodity prices, FCX's business and the global economy and any related actions taken by governments and businesses; FCX's ability to contain and mitigate the risk of spread or major outbreak of COVID-19 at its operating sites, including at PT-FI's remote operating site in Papua; supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; production rates; timing of shipments; results of feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesia government's extension of PT-FI's export license after March 15, 2022; risks associated with underground mining; satisfaction of requirements in accordance with PT-FI's IUPK to extend mining rights from 2031 through 2041; the Indonesia government's approval of a deferred schedule for completion of new domestic smelting capacity in Indonesia; expected results from improvements in operating procedures and technology, including innovation initiatives; industry risks; regulatory changes; political and social risks; labor relations, including labor-related work stoppages and costs; weather- and climate-related risks; environmental risks; litigation results and completion of settlement agreements; cybersecurity incidents; changes in general market, economic and industry conditions; financial condition of FCX's customers, suppliers, vendors, partners and affiliates, particularly during weak economic conditions and extended periods of volatile commodity prices; reductions in liquidity and access to capital; FCX's ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks; FCX's ability to consummate the redemption of senior notes and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovation, some aspects of each which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes.

This presentation also includes forward-looking statements regarding mineralized material not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. This presentation also includes forward-looking statements regarding mineral potential which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineralized material and estimated mineral potential not included in reserves will become proven and probable mineral reserves.

This presentation also contains financial measures such as unit net cash costs per pound of copper, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles (GAAP). As required by SEC Regulation G, FCX's calculation and reconciliation of unit net cash costs per pound of copper and net debt to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 3Q21 press release, which is available on FCX's website, "fcx.com." A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 37.

3Q21 Highlights

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Strong Execution – Continuing our Momentum

- **Prioritizing health and safety**
  - Significant increase in COVID vaccination rates
- **Strong financial results and cash flow generation**
  - Reduced net debt by $5.6 billion since 9/30/20
- **Ongoing success with ramp-up of Grasberg underground mines**
  - 15% increase in mining rates from 2Q21
  - Annualized metals production on target to reach post ramp-up targets by YE 2021
- **Favorable operational and market outlook**
- **Evaluating future organic growth opportunities**
- **Positioned for increasing capital returns to shareholders**
- **Added two new independent directors to FCX Board**
  - 4 new directors in 2021
  - 9 directors on Board
- **Advancing climate initiatives**



Copper Sales(1) Growing
(million lbs)
3Q21
1,033
3Q20
848
Adjusted EBITDA (2) Increasing
($ in billions)
3Q21
$3.0
3Q20
$1.4
Net Debt (3) Declining
($ in billions)
3Q21
$2.0
3Q20
$7.6

(1) Consolidated copper sales.
(2) Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to net income on slide 37.
(3) Net debt equals consolidated debt less consolidated cash and cash equivalents; consolidated debt includes $146 mm in borrowings associated with the Indonesia smelter project.

See Cautionary Statement.

Published Updated Climate Report

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- **Report details FCX's focus on:**
  - Reducing Greenhouse Gas (GHG) emissions
  - Improving energy efficiency
  - Advancing the use of renewable energy
  - Understanding and enhancing resilience
- **Established PT-FI 30% GHG emissions intensity reduction target by 2030**
  - In addition, Americas Copper 15% GHG intensity reduction target by 2030 was established last year
- **Announced 2050 Net Zero Aspiration**
- **Completed first global climate scenario analysis**
- **Progressed alignment with the Task Force on Climate-related Financial Disclosures (TCFD)**
- **Aligned with commitment by ICMM members to reduce carbon emissions**


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RELENTLESSLY.
2020 CLIMATE REPORT

- Report available at fcx.com/sustainability

NOTE: FCX's 2030 GHG intensity reduction targets exclude Scope 3 and are versus a 2018 baseline. FCX's 2050 Net Zero aspiration, including challenges and opportunities, is outlined in more detail in our 2020 Climate Report. For more information on our climate strategy and performance, please refer to our 2020 Climate Report available at fcx.com/sustainability. See Cautionary Statement.

Copper – Metal of the Future

Critical to Global Decarbonization

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Intensity of Use Is Increasing with Decarbonization



More than 65% of the world's copper is used in applications that deliver electricity.

Electric vehicles use up to four times more copper than internal combustion engines.

Renewable energy technologies use four to five times more copper than fossil fuel power generation.

Copper consumption associated with electric vehicles and renewable energy technologies to grow rapidly.

Freeport is strategically positioned as a leading copper producer.

Source: International Copper Association
See Cautionary Statement.

Compelling Investment Case
For Copper & Freeport

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Rising Demand + Supply Scarcity → Structural Deficits

Rising Demand

- **Global economic recovery and infrastructure development**
- **New demand drivers for clean energy**



Supply Scarcity

- **Historically low inventories**
  - LME recently hit 47-year low
  - Shanghai lowest since 2009
- **Geology**
- **Permitting - longer lead times**
- **Pipeline is thin**
  - Project approval rate has been slow in recent years

Structural Deficits

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- **Responsible producer of scale**
- **Strong cash flows & balance sheet**
- **Embedded growth options**
- **Long-lived reserves**
- **Attractive capital allocation framework**

See Cautionary Statement.

Growing Margins & Cash Flow

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Volume growth

	2021e v. 2020	2022e v 2021e
Copper	~20%	~15%
Gold	~55%	~20%

Efficient cost structure

Expanding margins

Additional embedded growth options in portfolio

Laser focused on execution

Strong track record

Annual EBITDA Estimates (1)

($ in billions)



~$12.5
~$17
$4.00/lb Cu
$5.00/lb Cu
2022e/2023e Avg

(1) Based on October 2021 sales estimates, $1,800/oz Au and $19/lb molybdenum.
2021e EBITDA expected to exceed $11 bn assuming $4.50/lb Cu, $1,800/oz Au and $19/lb molybdenum for 4Q21e.

Note: EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

Ongoing Success with Ramp-up of Grasberg Underground Mines

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- 3Q21 annualized metal production reached 90% of post ramp-up targets
- Expected to reach 100% by YE 2021



2021e-2023e Annual Average
1.55 bn lbs Cu & 1.6 mm ozs Au
Quarterly Production Annualized as % of Targeted Average 2021e-2023e
100%
75%
50%
25%
0%
4Q19
4Q20
4Q21e
2022e



Note: Includes production from Grasberg Block Cave, DMLZ, DOZ and Big Gossan
e = estimate. See Cautionary Statement.

Future Growth Embedded in Existing Asset Base

Provides Increased Leverage to Higher Copper Prices

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Bagdad Expansion
Arizona

- Double concentrator capacity
- Commencing feasibility, stakeholder engagement and permitting requirements

Lone Star Expansions
Arizona

- Near-term oxide expansions plus larger sulfide opportunity

El Abra Expansion
Chile

- Large sulfide resource supports a major mill project
- Preparing for robust stakeholder engagement and permitting requirements
- Monitoring regulatory considerations

Atlantic Copper CirCular Project
Spain

- ESG project (Circular Economy)
- Recycle electronic material

Kucing Liar Grasberg District
Indonesia

- Planning to commence development of underground copper/gold reserves

See Cautionary Statement.

Kucing Liar - Grasberg Minerals District

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- Planning to commence long-term mine development activities
- Approximate 10-year development timeframe
- Reserves: 6 bn lbs copper & 6 mm ozs gold
- Annual production estimates:
  - +500 mm lbs of copper
  - +500k ozs of gold
- 90K mt/d block cave; optimize value with focus on lower pyrite areas of deposit
- Capital investment: ~$400 mm/yr average
- Benefits from substantial shared infrastructure
- Sustain large-scale, low-cost production



Grasberg BC
Kucing Liar
GBC Spur
Amole
(2900 m elev)
DOZ
DMLZ
MLA
KL Spur
Big Gossan
DMLZ Spur
N
BG Spur
1 km
Portals
(at Ridge Camp)
AB Adits
(2500 m elev)

See Cautionary Statement.

Lone Star Update

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Oxides

2P Reserves: 5.4 billion lbs



105 (1)
~95
75
Stacking rate tpd
Original Design 2020 start-up
2021e
Under Evaluation
~200 mm
~250 mm (2) lbs/annum
~300 mm

Low capital intensity investment in additional mining and processing equipment

Sulfides

Mineral Potential: ~50 billion lbs (3)

- **Success of oxide development advances opportunity for scale**
- **Design to incorporate combined leach and concentrate facilities – similar to Morenci**
- **Next steps**
  - Ongoing exploration to support metallurgical testing
  - Scope studies/mine planning scenarios

(1) Initially at 105k t/d with ramp-up to 120k t/d by 2024.
(2) Excludes historic Safford leach material which currently approximates 25 mm lbs/annum.
(3) Estimated mineral potential includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that estimated mineral potential not included in reserves will become proven and probable mineral reserves.
e = estimate See Cautionary Statement.

Advancing New Leach Technologies
Taking Leach to the Next Level



- Industry leader with long history of leach production
- Internal and external initiatives to advance sulfide leaching technologies and to drive continuous recovery improvement
- Data analytics providing new insights to drive additional value
- Focused on traditional ores and ores that have been typically considered difficult to leach, like chalcopyrite
- Leveraging both R&D and in-field trials at existing leach stockpiles and future opportunities to recover Cu from below mill cut-off grade material
- Success would enable utilization of latent tank house capacity with limited capital investment
- Low carbon footprint

Copper in Leach Stockpiles Unrecoverable by Traditional Leach Methods

38 bn lbs Contained*


Balance North America 34%
Morenci 50%
South America 16%

** Copper that is currently not included in reserves or mineralized material.*

See Cautionary Statement.

Executing Clearly Defined Strategy to Build Value for Shareholders

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CHARGING AHEAD
RESPONSIBLY. RELIABLY. RELENTLESSLY.

- Strong cash flow generation and balance sheet
- Responsible producer with proven track record
- Ongoing success with ramp-up of Grasberg underground mines
- Favorable operational and market outlook
- Advancing future organic growth opportunities
- Positioned for increasing cash returns to shareholders



“Charging Ahead” As One Freeport

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TEAM
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CHARGING AHEAD

RESPONSIBLY. RELIABLY. RELENTLESSLY.

Financial Review & Outlook

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3Q 2021 Operations Update

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North America

Lone Star
- Current operations are exceeding initial design capacity of 200 million lbs annually by ~25%

Morenci
- Leach projects in focus

3Q production impacted by delayed start-up of Morenci mill and summer storm activity in AZ



Cu Sales: 375 mm lbs

South America

Cerro Verde - Peru
- 3Q mill avg: 380k mt/d
- Targeting ~400k mt/d in 2022

El Abra - Chile
- Increasing operating rates to pre-COVID-19 pandemic levels
- New leach pad is under construction



Cu Sales: 280 mm lbs

Indonesia

Grasberg Underground
- 3Q21 annualized metal production reached 90% of post ramp-up targets; expected to reach 100% by YE 2021
- 27 new drawbells added; 490 cum.
- DMLZ/GBC Operating Rates
  - 3Q Avg: ~136k t/d; 15% above 2Q rates



Cu Sales: 378 mm lbs
Au Sales: 399 k ozs

See Cautionary Statement.

Indonesia Downstream Processing Update

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- **PT-FI committed in 2018 IUPK to construct 2 mm tpy in-country Cu concentrate processing facility by December 2023**
  - Construction of new smelter has been delayed by COVID-19
- **Capital costs shared 51% / 49% (PT Inalum/FCX)**
- **Smelter spend to be debt financed**
  - Initial $1 bn of PT-FI financing in place to advance projects
- **Annual debt service cost expected to be essentially offset by phase out of export duty**

Preliminary Estimate of Spending on Greenfield Smelter and PMR



($ in bns)
$0.3
$1.4
$0.9
$0.5
2021e
2022e
2023e
2024e

NOTE: Capital spending on the smelter will be debt financed (economics shared 49% by FCX) and will not be deducted from cash available for returns to shareholders. Excludes capitalized interest, owner's costs and commissioning.



Joko Widodo, President of Indonesia, attended October 2021 groundbreaking ceremony.

New Greenfield Smelter

- 1.7 mm mt of annual concentrate capacity
- Designed to be world's largest flash smelter/convertor facility
- Advancing groundwork/preparation
- Project expected to be completed as soon as feasible in 2024*
- Target price: ~$2.8 bn**

** Dependent on no further pandemic-related disruptions*
*** Excludes capitalized interest, owner's costs and commissioning*

PT Smelting Expansion

- 30% increase to existing smelter to add 300,000 mt of annual concentrate capacity
- Advancing commercial arrangements
- Target completion of YE 2023
- Cost estimate: $250 mm

Precious Metals Refinery (PMR)

- To be constructed to process gold and silver from new greenfield smelter and PT Smelting
- Cost estimate: $250 mm

e = estimate. See Cautionary Statement.

Annual Sales Profile

October 2021 Estimate

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Copper Sales(1) *(billion lbs)*



5
4
3
2
1
0
3.2
3.8
4.4
4.4
2020
2021e
2022e
2023e

(1) Consolidated copper sales include 608 mm lbs in 2020, 731 mm lbs in 2021e, 860 mm lbs in 2022e and 1,460 mm lbs in 2023e for noncontrolling interests; excludes purchased copper.

(2) Consolidated gold sales include 158k ozs in 2020, 249k ozs in 2021e, 300k ozs in 2022e and 800k ozs in 2023e for noncontrolling interests.

e = estimate. See Cautionary Statement.

Gold Sales(2) *(million ozs)*



2
1
0
0.9
1.3
1.6
1.8
2020
2021e
2022e
2023e

Molybdenum Sales *(million lbs)*



100
75
50
25
0
80
85
80
80
2020
2021e
2022e
2023e



EBITDA and Cash Flow at Various Copper Prices

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($ in bns except copper, gold and molybdenum prices)

EBITDA | ($1,800/oz gold, $19/lb molybdenum)



$20
$15
$10
$5
$0
Average
'22e/'23e
Cu $4.00/lb
Cu $4.50/lb
Cu $5.00/lb

Operating cash flow | Excludes working capital changes ($1,800/oz gold, $19/lb molybdenum)



$15
$12
$9
$6
$3
$0
Average
'22e/'23e
Cu $4.00/lb
Cu $4.50/lb
Cu $5.00/lb

Sensitivities Average '22e/'23e

(US$ in mms)

EBITDA

Copper	+/-$0.10/lb	$435
Molybdenum	+/-$1.00/lb	$ 80
Gold	+/-$50/oz	$ 80
Currencies[(1)]	+/-10%	$200
Diesel	+/-10%	$ 70

Operating Cash Flow

Copper	+/-$0.10/lb	$330
Molybdenum	+/-$1.00/lb	$ 70
Gold	+/-$50/oz	$ 55
Currencies[(1)]	+/-10%	$140
Diesel	+/-10%	$ 50

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

(1) U.S. Dollar Exchange Rates: 788 Chilean peso, 14,300 Indonesian rupiah, $0.74 Australian dollar, $1.18 Euro, 4.06 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

Consolidated Capital Expenditures

Estimates Excluding Indonesia Smelter CAPEX (1)

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($ in bns)
Net of Scheduled Contributions
$2.0
$1.8(2)
Major Projects
$1.2(3)
Other
$0.8
2020
$2.0
$1.8(2)
$1.3(3)
$0.7
2021e
$2.9
$2.7(2)
$1.6(3)
$1.3
2022e



(1) See slide 17; Indonesia smelter projects expected to be funded with debt financing.
(2) Net of scheduled contributions from PT Inalum for expansion capital spending that will be reflected in financing on the cash flow statement.
(3) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.0 bn in 2020, $1.2 bn in 2021e, and $1.1 bn in 2022e) and Lone Star ($0.2 bn in 2020 and $0.1 bn in 2022e); also includes discretionary growth spending at PT-FI for mill recovery project and Kucing Liar ($0.3 bn in 2022e).

NOTE: Amounts include capitalized interest.
e= estimate. See Cautionary Statement.

Strong Financial Performance

Driven by Growing Volumes and Pricing

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Financial Policy Provides Framework for Cash Returns to Shareholders, Investments & Balance Sheet Management



Net Debt(1)

($ bns)



$7.6
$2.0(2)
3Q20
2.4x
3Q21
0.2x

Net Debt / Adjusted EBITDA(3)

(1) Net debt equals consolidated debt less consolidated cash and cash equivalents.
(2) Includes $146 mm in borrowings associated with the Indonesia smelter project.
(3) Trailing 12-months.
See Cautionary Statement.

Financial Policy

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- **Policy aligned with strategic objectives of maintaining a strong balance sheet and increasing cash returns to shareholders while advancing opportunities for future growth**
- **Annual base dividend of $0.30/share, paid quarterly**
- **Performance-Based Payout Policy**
- **Up to 50% of Free Cash Flow* for shareholder returns**
- **With achievement of net debt target ($3 – $4 bn), expect Board to determine additional cash returns to shareholders following reporting of 2021 annual results**
  - Determine at least annually taking into account market conditions, operational/financial outlook, future investments, etc.


Organic Growth
Balance Sheet Strength
%
$
$
Up to 50% for Cash Returns to Shareholders

** Available cash flows generated after planned capital spending (excluding smelter debt) and distributions to noncontrolling interests.*
See Cautionary Statement.

World's Premier Publicly Traded Copper Producer

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- **Portfolio of High-Quality Copper / Gold Assets with Embedded Growth Options**
  Difficult to Replicate
- **Strong Track Record**
  and Commitment to Communities / Environmental Responsibility
- **Technically Proficient**
  Proven Capabilities
- **Experienced** Management Team
- **Industry Leader**
  with Size, Scale and Durability
- **Copper Supported** by Positive Long-Term Fundamentals
- **Growing Production**
  and **Cash Flow** Profile

CHARGING AHEAD

RESPONSIBLY. RELIABLY. RELENTLESSLY.

Reference Slides

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Our COVID-19 Response

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Prioritizing the Health & Well-Being of Our Workforce
Supporting Our Communities
Serving Our Customers

Active and preventive management, through the implementation of global health guidelines, including testing, screening, tracking and vaccine program

Providing monetary and in-kind contributions of medical supplies and food in areas where we operate

As a leading supplier of copper to the global economy, FCX continues to meet the needs of its customers

WE ARE IN THIS TOGETHER


THE COPPER MARK
PESO NETO : 2454Kg
CALAMA - CHILE
MAQUINA : MAQUINA 2
CORRELATIVO : 2
NUMERO PLACAS : 35
CALIDAD : HIGH GRADE
FEC.PRODUCCION : 3/22/2021
FEC.PESAJE : 22/03/2021 08:59
THE COPPER MARK
RESPONSIBLY PRODUCED COPPER

Recognition for Responsible Production

- Assurance framework developed to demonstrate the copper industry's responsible production practices and contribution to the United Nations Sustainable Development Goals
- Producers participating in the Copper Mark are committed to adhering to internationally recognized responsible operating practices
- Framework covers 32 issue areas across 5 ESG categories developed by the Responsible Minerals Initiative's Risk Readiness Assessment
- Requires third-party assurance of site performance and independent Copper Mark validation every three years
- FCX is committed to achieving the Copper Mark at all of our copper producing sites
- The Copper Mark is currently evaluating extension to by-product metals

COPPER MARK STATUS BY SITE:

AWARDED	LETTER OF COMMITMENT	PLANNED
Morenci mine (AZ) Miami mine & smelter (AZ) El Paso refinery (TX) El Abra mine (Chile) Cerro Verde mine (Peru) Atlantic Copper smelter & refinery (Spain)	Bagdad mine (AZ) Chino mine (AZ) Tyrone mine (NM) Safford mine (AZ) Sierrita mine (AZ)	PT-FI mine (Indonesia)

NOTE: Copper Mark status as of September 30, 2021

Financial Highlights

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Sales Data	3Q21	3Q20
Copper		
Consolidated Volumes *(mm lbs)*	1,033	848
Average Realization *(per lb)*	$ 4.20	$ 3.01
Site Production & Delivery Costs *(per lb)*	$ 1.88	$ 1.77 (1)
Unit Net Cash Costs *(per lb)*	$ 1.24	$ 1.32
Gold		
Consolidated Volumes *(000's ozs)*	402	234
Average Realization *(per oz)*	$1,757	$1,902
Molybdenum		
Consolidated Volumes *(mm lbs)*	20	20
Average Realization *(per lb)*	$18.61	$9.23

Financial Results (in billions, except per share amounts)	3Q21	3Q20
Revenues	$ 6.1	$ 3.9
Net Income Attributable to Common Stock	$ 1.4	$ 0.3
Diluted Net Income Per Share	$ 0.94	$ 0.22
Operating Cash Flows (2)	$ 2.0	$ 1.2
Capital Expenditures	$ 0.5	$ 0.4
Total Debt	$ 9.7	$ 10.0
Consolidated Cash and Cash Equivalents	$ 7.7	$ 2.4

(1) Excludes charges of 2¢/lb of copper primarily associated with idle facility and contract cancellation costs related to the COVID-19 pandemic and employee separation costs associated with the April 2020 revised operating plans.

(2) Includes working capital sources of $0.2 bn for 3Q21 and 3Q20.



3Q21 Mining Operating Summary

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Sales From Mines for 3Q21 & 3Q20 *by Region*



North America
South America (2)
Indonesia (3)
375
379
20 (1)
20 (1)
280
250
378
219
399
230
Cu
mm lbs
Mo
mm lbs
Au
000 ozs
3Q21
3Q20
3Q21
3Q20
3Q21
3Q20
3Q21
3Q20
3Q21
3Q20

3Q21 Unit Production Costs *(per lb of Cu)*

	North America	South America	Indonesia	Consolidated
Cash Unit Costs				
Site Production & Delivery, excl. adjs.	$2.12	$2.14 (4)	$1.46	$1.88
By-product Credits	(0.39)	(0.38)	(1.97)	(0.97)
Treatment Charges	0.09	0.13	0.24	0.16
Royalties & Export Duties	-	0.01	0.44	0.17
Unit Net Cash Costs	**$1.82**	**$1.90** (4)	**$0.17**	**$1.24**

(1) Includes 5 mm lbs in 3Q21 and 6 mm lbs in 3Q20 from South America.
(2) Silver sales totaled 1.0 mm ozs in 3Q21 and 0.9 mm ozs in 3Q20.
(3) Silver sales totaled 1.7 mm ozs in 3Q21 and 1.0 mm ozs in 3Q20.
(4) South America includes 2¢/lb associated with nonrecurring labor-related charges at Cerro Verde for agreements reached with its hourly employees.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 3Q21 press release, which is available on FCX's website.

2021e Operational Data

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2021e Sales *by Region*



North America
South America
Indonesia
1,455
Cu
mm lbs
85 (1)
Mo
mm lbs
1,030
1,327
1.3 (2)
Au
mm ozs

2021e Unit Net Cash Costs [3] *(per lb of Cu)*	**North America**	**South America**	**Indonesia**	**Consolidated**
Site Production & Delivery, excl. adjs.[4]	$2.12	$2.22[5]	$1.47	$1.92[5]
By-product Credits	(0.36)	(0.32)	(1.90)	(0.89)
Treatment Charges	0.09	0.13	0.24	0.16
Royalties & Export Duties	-	0.01	0.41	0.14
Unit Net Cash Costs	**$1.85**	**$2.04**[5]	**$0.22**	**$1.33**[5]

(1) Includes molybdenum produced in South America.
(2) Includes gold produced in North America.
(3) Estimates assume average prices of $1,800/oz for gold and $19/lb for molybdenum for 4Q21e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(4) Production costs include profit sharing in South America and severance taxes in North America.
(5) South America includes 7¢/lb and Consolidated includes 2¢/lb associated with nonrecurring labor-related charges at Cerro Verde for agreements reached with ~65% of its hourly employees.
e = estimate. See Cautionary Statement.

2021e Outlook

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Sales Outlook	Unit Net Cash Cost of Copper	Operating Cash Flows (3)	Capital Expenditures
Copper: 3.81 billion lbs **Gold:** 1.3 million ozs **Molybdenum:** 85 million lbs	**Site prod. & delivery** › 2021e: $1.92/lb (1) › 4Q21e: $1.91/lb **After by-product credits** (2) › 2021e: $1.33/lb (1) › 4Q21e: $1.26/lb	**~$7.5 billion** @ $4.50/lb copper for 4Q21e **Each 10¢/lb change** in copper in 4Q21e = $100 million impact	**$2.3 billion** (4) ($2.0 billion excluding smelter) › $1.3 billion for **major projects** › $0.7 billion for **other mining** › $0.3 billion for **Indonesia smelter projects** (5)

(1) Includes 2¢/lb associated with nonrecurring labor-related charges at Cerro Verde for agreements reached with ~65% of its hourly employees.
(2) Assumes average prices of $1,800/oz gold and $19/lb molybdenum in 4Q21e.
(3) Assumes average prices of $1,800/oz gold and $19/lb molybdenum in 4Q21e; each $100/oz change in gold would have an approximate $25 mm impact and each $2/lb change in molybdenum would have an approximate $15 mm impact.
(4) PT Inalum scheduled contributions in 2021e approximate $0.2 bn.
(5) Smelter project is currently being funded through PT-FI's $1 bn unsecured bank credit facility.
e = estimate. See Cautionary Statement.



2021e Quarterly Sales

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Copper Sales (million lbs)



1,200
1,000
800
600
400
200
0
825
929
1,033
1,025
1Q21
2Q21
3Q21
4Q21e

Note: Consolidated copper sales include 170 mm lbs in 1Q21, 166 mm lbs in 2Q21, 202 mm lbs in 3Q21 and 193 mm lbs in 4Q21e for noncontrolling interests; excludes purchased copper.

e = estimate. See Cautionary Statement.

Gold Sales (thousand ozs)



500
400
300
200
100
0
258
305
402
375
1Q21
2Q21
3Q21
4Q21e

Note: Consolidated gold sales include 48k ozs in 1Q21, 56k ozs in 2Q21, 75k ozs in 3Q21 and 70k ozs in 4Q21e for noncontrolling interests.

Molybdenum Sales (million lbs)



25
20
15
10
5
0
21
22
20
22
1Q21
2Q21
3Q21
4Q21e

Grasberg - World Class Block Cave Design

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Substantial Infrastructure in Place to Support Large-Scale Production

Grasberg Block Cave



Plan View
Future PB
Future PB
Future PB
PB3
PB2N
Current Cave
PB1N
PB1C
PB2S
PB1S
PB = Production Block
2 Cave Fronts



Ramp-up Schedule
(000's t/d of Ore)
9
31
71
101
126
130
129
2019
2020
2021e
2022e
2023e
2024e
2025e

5 Production Blocks
Currently Active

- Continuation of Ore Mined in Open Pit (300 meters below)
- 874 mm t @ 1.08% Copper & 0.73 g/t Gold
- YE 2020 Reserves: 17 bn lbs Copper; 13 mm ozs Gold
- By 2023: 335,000 Sq Meter Footprint (over 80 acres)
- Life of Mine: 725,000 Sq Meter Footprint (180 acres)
- Fully Autonomous Underground Rail System
- Annual Production @ Avg. Reserve Grade(1)
  - 950 mm lbs Copper & 700,000 ozs Gold

DMLZ



Plan View
Future PB
Future PB
PB1S
Current Cave
PB2N
PB1N
2 Cave Fronts
PB = Production Block



Ramp-up Schedule
(000's t/d of Ore)
10
29
57
69
72
78
78
2019
2020
2021e
2022e
2023e
2024e
2025e

3 Production Blocks,
2 Currently Active

- Located Below DOZ Underground Block Cave Mine
- 1,500 meters below surface
- 439 mm t @ 0.89% Copper & 0.72 g/t Gold
- YE 2020 Reserves: 7 bn lbs Copper; 8 mm ozs Gold
- By 2022: 200,000 Sq Meter Footprint (~ 50 acres)
- Life of Mine: 450,000 Sq Meter Footprint (110 acres)
- Annual Production @ Avg. Reserve Grade(1)
  - 500 mm lbs Copper & 540,000 ozs Gold

(1) Access to higher ore grades expected in early years of production.
e = estimate. See Cautionary Statement.

Project Update

Grasberg Transition Remains on Track

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Deep MLZ (DMLZ) & Grasberg Block Cave (GBC) averaged 136,200 t/d in 3Q21: 15% above 2Q21 rates

Drawbelling

DMLZ



Forecast
40
30
20
10
0
4
10
12
15
11
9
9
1Q
4Q
2019
2Q
4Q
2020
2Q
3Q
4Qe
2021e

GBC



40
30
20
10
0
10
24
34
41
30
18
16
1Q
4Q
2019
2Q
4Q
2020
2Q
3Q
4Qe
2021e

Ore Extraction *(000 t/d)*

DMLZ



80
60
40
20
0
7
15
39
60
68
1Q19
4Q19
4Q20
3Q21
4Q21e

Open drawbells provide scale – cumulative blasted

DMLZ



400
300
200
100
0
90
143
181
224
2019
2020
2021e
2022e
Active Production Blocks
2
2
2
3

GBC



400
300
200
100
0
76
229
334
406
2019
2020
2021e
2022e
3
3
5
5

GBC



100
80
60
40
20
0
5
11
46
76
92
1Q19
4Q19
4Q20
3Q21
4Q21e

e = estimate. See Cautionary Statement.

PT-FI Mine Plan

Metal Sales, 2020 – 2025e

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Copper 2021e – 2025e

Total: 7.7 billion lbs copper
Annual Average: 1.55 billion lbs

Gold 2021e – 2025e

Total: 8.0 million ozs gold
Annual Average: 1.6 million ozs



0.8
0.84
Cu
bn
lbs
Au
mm
ozs
1.33
1.3
1.6
1.6
1.7
1.8
1.6
1.7
1.5
1.6
2020
Transition Year
2021e
2022e
2023e
2024e
2025e

NOTE: Amounts are projections. Timing of annual sales will depend on a number of factors, including operational performance, continued progress of the ramp-up of underground mining at PT-FI, timing of shipments, and other factors. FCX's economic interest in PT-FI approximates 81.27% through 2022 and 48.76% thereafter. See Cautionary Statement. e = estimate.

FCX Debt Maturities as of 9/30/21

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(US$ bns)

Total Debt & Cash at 9/30/21

FCX Revolver	$ -
Senior Notes	9.1
Cerro Verde Term Loan	0.3
PT-FI Term Loan & Other	0.3
Total Debt	$ 9.7
Consolidated Cash and Cash Eq.	$ 7.7
Undrawn Credit Facility	3.5
Total Liquidity	$ 11.2


$8
$6
$4
$2
$0
$0.5
3.55% Sr. Notes
$0.3
CV Non-recourse
$1.0
3.875% Sr. Notes
$0.8
4.55% Sr. Notes
$ 0.1
$ 0.1
$6.9
5.00%, 4.125%, 4.375%, 5.25%, 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2021 (1)
2022
2023
2024
2025
2026
Thereafter

(1) FCX has issued a notice to redeem its 3.55% Senior Notes due 2022 on December 1, 2021, at a redemption price equal to 100% of the principal amount outstanding, plus accrued and unpaid interest to, but not including, the redemption date.

3Q21 Copper Realization & 4Q21e Guidance

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3Q21 LME Average Copper Price	$4.25/lb
3-Mo. Fwd Price for Copper at the End of September	$4.05/lb
FCX 3Q21 Consolidated Copper Price Realization	$4.20lb[(1)] (Generally, 50/50 weight of qtrly avg and 3-mo forward price at end of period)
FCX 3Q21 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: ($9) mm Net income: ($3) mm Earnings/share: Less than $0.00
4Q21e Open Pound Guidance	Open lbs priced at $4.05/lb on 9/30/21 Each $0.05 change in avg copper price in 4Q21 = $10 mm impact to 2021e net income LME copper settled at $4.61/lb on 10/20/21

(1) Note that when quarter end forward pricing is below the average quarterly settlement price, FCX's consolidated quarterly average copper realization can be expected to be below the quarterly average spot pricing. Conversely, the quarterly copper realization can be expected to be above the quarterly average settlement price if quarter end forward curve pricing is above the quarterly average settlement price. Quarterly copper realizations by region may vary from the consolidated average.

e = estimate. See Cautionary Statement.

Adjusted EBITDA Reconciliation

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($ in mm)	3Q21	12 mos ended 9/30/2021
Net income attributable to common stock	$1,399	$3,908
Interest expense, net	138	667
Income tax provision	628	2,285
Depreciation, depletion and amortization	528	1,865
Metals inventory adjustments	14	19
Net gain on sales of assets	(60)	(549)
Accretion and stock-based compensation	39	194
Other net charges	-	261 (1)
Loss on early extinguishment of debt	-	1
Other income, net	(36)	(53)
Net income attributable to noncontrolling interests	324	957
Equity in affiliated companies' net losses	9	5
FCX Adjusted EBITDA (2)	**$2,983**	**$9,560**

(1) Primarily includes net charges totaling $132 mm for a talc-related litigation accrual, $74 mm associated with non-recurring labor-related charges at Cerro Verde and $43 mm primarily associated with contested matters at PT-FI.

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

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